                                                                EXHIBIT 10.18(e)

                                                                  EXECUTION COPY

                               THIRD AMENDMENT TO
                         RECEIVABLES PURCHASE AGREEMENT

         THIS THIRD AMENDMENT TO RECEIVABLES PURCHASE AGREEMENT, dated as of March 18, 2003 (this "Amendment"), is entered into by and among ARCH CHEMICALS RECEIVABLES CORP., as seller (the "Seller"), ARCH CHEMICALS, INC., as the servicer (the "Servicer"), BLUE RIDGE ASSET FUNDING CORPORATION, as a purchaser ("Blue Ridge") and WACHOVIA BANK, NATIONAL ASSOCIATION (f/k/a Wachovia Bank, N.A.), as the Agent. Capitalized terms used and not otherwise defined herein are used as defined in the Agreement (as defined below and amended hereby).

         WHEREAS, the parties hereto have entered into that certain Receivables Purchase Agreement, dated as of March 19, 2002 (as amended, restated, supplemented or otherwise modified to the date hereof, the "Agreement");

         WHEREAS, the parties hereto desire to amend the Agreement in certain respects as hereinafter set forth;

         NOW THEREFORE, in consideration of the premises and the other mutual covenants contained herein, the parties hereto agree as follows:

         SECTION 1.1 AMENDMENTS.

         The Agreement is hereby amended as follows:

         (a) Section 9.1(h) is hereby deleted and replaced with the following:

                           "(h)     As at the end of any Calculation Period:

                                    (i)      the three-month rolling average
                                             Delinquency Ratio shall exceed
                                             3.0%,"

                                    (ii)     the three-month rolling average
                                             Default Ratio shall exceed 2.5% or
                                             such other amount as may be
                                             determined from time to time
                                             pursuant to Section 9.3, or

                                    (iii)    the three-month rolling average
                                             Dilution Ratio shall exceed 5.9% or
                                             such other amount as may be
                                             determined from time to time
                                             pursuant to Section 9.3."

         (b)      A new Section 9.3 is hereby added as follows:

                           "Section 9.3. Determination of Trigger Ratios.

                                    The Seller and the Servicer agree, that,
                           because the percentages set forth in Sections 9.1(h)(ii) and (iii) have been established based upon estimates provided by the Servicer and that the actual performance of the pool of Receivables may differ from those estimates, the Agent may, from time to time after the June 2003 Monthly Reporting Date, in its sole credit judgment, based upon reasonable analysis of the actual amounts of Defaulted Receivables and Dilutions reported in the Monthly Reports, change the percentages set forth in Sections 9.1(h)(ii) and/or (iii); provided, however, that the Agent may not, prior to January 15, 2004, pursuant to this Section 9.3, reduce the percentage set forth in
                           Section 9.1(h)(ii) below 2.2% or the percentage set forth in Section 9.1(h)(iii) below 4.9%. The Agent shall provide the Seller and the Servicer with prior notice of each such change, each such change to take effect on the effective date therefor as set forth in such notice; provided, however, that no such change shall take effect retroactively."

         (c) Section 10.2 is hereby amended by adding the following new sentence at the end thereof:

                           "For avoidance of doubt, any interpretation of
                  Accounting Research Bulletin No. 51 by the Financial Accounting Standards Board shall constitute an adoption, change, request or directive subject to this Section 10.2."

         (d) Subclause (A) of clause (i) of the definition of "Eligible Receivable" is hereby amended by deleting such subclause and replacing it with the following:

                  "(A) if a natural person, is a resident of the United States or, if a corporation or other business organization, is organized under the laws of the United States or any political subdivision thereof or under the laws of any Province of Canada (excluding the Provinces of Quebec, New Brunswick, Nova Scotia and Newfoundland) and has its chief executive office in the United States or any Province of Canada (excluding the Provinces of Quebec, New Brunswick, Nova Scotia and Newfoundland);"

         (e) Clause (i) of the definition of "Liquidity Termination Date" is hereby deleted and replaced with the following:

                           "(i) the earlier of (A) January 15, 2004 or such
                  later date as the Liquidity Banks may agree in their sole discretion, but not later than 364 days following the then Purchase Termination Date (as such term is defined in the Liquidity Agreement) and (B) the date on which the Liquidity Bank's Liquidity Commitments otherwise cease to be available to Blue Ridge or otherwise cease to be in full force and effect; or"

         (f) The definition of "Obligor Concentration Limit" in Exhibit I to the Agreement is hereby amended by deleting the table set forth therein and replacing it with the following:

                                                                    Allowable % of Eligible
           S&P Rating                     Moody's Rating                  Receivables
--------------------------------    -------------------------       -----------------------
               A-1+                            P-1                            10%
               A-1                             P-1                             8%
               A-2                             P-2                             6%
               A-3                             P-3                           3.5%
Below A-3 or Not Rated by either    Below P-3 or Not Rated by                3.0%
         S&P or Moody's               either S&P or Moody's

         (g) The definition of "Receivable" in Exhibit I to the Agreement is hereby amended by adding the following phrase at the end of the first sentence thereof and before the period:

                  "; provided, however, that in each case the Obligor of such indebtedness or other obligation is domiciled in the United States of America or in Canada (excluding the Provinces of Quebec, New Brunswick, Nova Scotia and Newfoundland)"

         (h) Clause (i) of the definition of "Required Reserve Factor Floor" in Exhibit I to the Agreement is hereby amended and restated to read as follows:

                  "(i) 12% (provided that for each Calculation Period from March to and including August of each calendar year, the percentage shall be 18% instead of 12%), plus"

         SECTION 1.2 REFERENCE TO AND EFFECT ON THE AGREEMENT AND THE RELATED DOCUMENTS.

         (a) Upon the effectiveness of this Amendment, (i) each of the Seller Parties hereby reaffirms all representations and warranties made by it in
Article V of the Agreement (as amended hereby) and agrees that all such covenants, representations and warranties shall be deemed to have been remade as of the effective date of this Amendment, (ii) each of the Seller Parties hereby represents and warrants that no Amortization Event or Unmatured Amortization Event shall have occurred and be continuing and (iii) each reference in the Agreement to "this Agreement", "hereunder", "hereof", "herein" or words of like import shall mean and be, and any references to the Agreement in any other document, instrument or agreement executed and/or delivered in connection with the Agreement shall mean and be, a reference to the Agreement as amended hereby.

         (b) The Seller hereby agrees that in addition to any costs otherwise required to be paid pursuant to the Transaction Documents, the Seller shall pay the reasonable legal fees and out-of pocket expenses of the Agent's counsel, Hunton & Williams, and all audit fees and due diligence costs incurred by the Agent in connection with the consummation of this Amendment.

         SECTION 1.3 EFFECTIVENESS AND EFFECT.

         This Amendment shall be effective on the day (the "Amendment Effective Date") on which the last to occur of the following: (i) execution by the Seller Parties of this Amendment, (ii) execution of the First Amendment to the Receivables Sale Agreement, dated as of the date hereof, by each of the parties thereto; (iii) execution of the Amended and Restated Fee Letter, dated the date hereof, by each of the Seller Parties and (iv) payment of all amounts required to be paid to the Agent on the Amendment Effective Date under the Amended and Restated Fee Letter. Except as otherwise amended by this Amendment, the Agreement shall continue in full force and effect and is hereby ratified and confirmed.

         SECTION 1.4 GOVERNING LAW.

         This Amendment will be governed by and construed in accordance with the laws of the State of New York.

         SECTION 1.5 SEVERABILITY.

         Each provision of this Amendment shall be severable from every other provision of this Amendment for the purpose of determining the legal enforceability of any provision hereof, and the unenforceability of one or more provisions of this Amendment in one jurisdiction shall not have the effect of rendering such provision or provisions unenforceable in any other jurisdiction.

         SECTION 1.6 COUNTERPARTS.

         This Amendment may be executed in one or more counterparts, each of which shall be deemed to be an original, but all of which together shall constitute one and the same instrument. Delivery of an executed counterpart of a signature page by facsimile shall be effective as delivery of a manually executed counterpart of this Amendment.

         IN WITNESS WHEREOF, the parties have caused this Amendment to be executed by their respective officers thereunto duly authorized, as of the date first above written.

                                    ARCH CHEMICALS RECEIVABLES CORP.,
                                    as the Seller

                                    By: /s/ W. Paul Bush
                                        ----------------------------------------
                                        Name: W. Paul Bush
                                        Title: Treasurer

                                    ARCH CHEMICALS, INC.,
                                    as the Servicer

                                    By: /s/ W. Paul Bush
                                        ----------------------------------------
                                        Name: W. Paul Bush
                                        Title: Treasurer

                        [additional signatures to follow]

                                    BLUE RIDGE ASSET FUNDING
                                    CORPORATION,
                                    as a Purchaser

                                      by Wachovia Securities, Inc.,
                                        as Attorney-in-Fact

                                    By: /s/  Douglas R. Wilson, Sr.
                                        ----------------------------------------
                                      Name: Douglas R. Wilson, Sr.
                                      Title: Vice President

                                    WACHOVIA BANK,
                                    NATIONAL ASSOCIATION,
                                    as Agent

                                    By: /s/  Elizabeth R. Wagner
                                        ----------------------------------------
                                       Name: Elizabeth R. Wagner
                                       Title: Director

                               [end of signatures]